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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2004

                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)

         Massachusetts              0-23621                 04-2277512
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(State or other jurisdiction of   (Commission             (IRS Employer
        incorporation)            File Number)          Identification No.)


Six Shattuck Road, Andover, Massachusetts                     01810
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(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (978) 975-2350

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          (Former name or former address, if changed since last report)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On July 24, 2000, the Securities and Exchange Commission (the "Commission") declared effective the Registration Statement on Form S-3 (File No. 333-34450) (the "2000 Registration Statement") of MKS Instruments, Inc. (the "Company"), for the registration of an aggregate of 3,450,000 shares of common stock, no par value per share (the "Common Stock"), of the Company, of which, 2,300,000 shares were registered on behalf of the Company and 1,150,000 share were registered on behalf of certain stockholders of the Company.

     On November 18, 2003, the Commission declared effective the Registration Statement on Form S-3 (File No. 333-109753) (the "2003 Registration Statement") of the Company, for the registration of an aggregate of 5,150,000 shares of Common Stock, of which, 1,150,000 shares were registered on behalf of the Company and 4,000,000 shares were registered on behalf of certain stockholders of the Company. Pursuant to Rule 429 under the Securities Act of 1933, as amended, the prospectus dated November 18, 2003 included in the 2003 Registration Statement (the "Prospectus") also relates to the 3,450,000 shares of Common Stock previously registered but not sold under the 2000 Registration Statement.

     The Company filed with the Commission on January 15, 2004 the Prospectus, together with a supplement to the Prospectus dated January 14, 2004 (the "Prospectus Supplement"), relating to (i) the issuance and sale by the Company of 1,142,857 shares of Common Stock, plus up to an additional 171,429 shares of Common Stock to cover the underwriters' over-allotment option and (ii) the sale by certain stockholders of the Company of an aggregate of 2,857,143 shares of Common Stock, plus up to an additional 428,571 shares of Common Stock to cover the underwriters' over-allotment option (collectively, the "Shares"). In connection with the filing of the Prospectus and the Prospectus Supplement with the Commission and the offering of the Shares, the Company is filing the purchase agreement relating thereto as part of this Current Report on Form 8-K as Exhibit 1.1, a legal opinion of Hale and Dorr LLP relating to the Shares as part of this Current Report on Form 8-K as Exhibit 5.1 and a press release dated January 15, 2004 relating to the pricing of the Shares as part of this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

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

Exhibit No.      Description
-----------      -----------

  1.1 Purchase Agreement dated as of January 14, 2004 by and among MKS Instruments, Inc., the Selling Stockholders named therein, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc., Adams, Harkness & Hill, Inc. and Needham & Company, Inc.

  5.1            Opinion of Hale and Dorr LLP.

 23.1            Consent of Hale and Dorr LLP (included in Exhibit 5.1).

 99.1            Press Release dated January 15, 2004.

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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 15, 2004              MKS Instruments, Inc.

                                    By:  /s/ Ronald C. Weigner
                                        -------------------------------
                                        Ronald C. Weigner,
                                        Vice President & Chief Financial Officer


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                                  EXHIBIT INDEX

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

Exhibit No.     Description
-----------     -----------

  1.1 Purchase Agreement dated as of January 14, 2004 by and among MKS Instruments, Inc., the Selling Stockholders named therein, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities, Inc., Adams, Harkness & Hill, Inc. and Needham & Company, Inc.

  5.1           Opinion of Hale and Dorr LLP.

 23.1           Consent of Hale and Dorr LLP (included in Exhibit 5.1).

 99.1           Press Release dated January 15, 2004.


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